NET FINANCIAL COSTS (Tables)	12 Months Ended
Dec. 31, 2021
NET FINANCIAL COSTS
Schedule of net financial costs

	December 31, 2021	December 31, 2020
	$	$
Foreign exchange loss (gain)	(985)	15
Interest income	(327)	(40)
Interest expense on lease liabilities	113	28
Accretion and interest on borrowings and bond	2,196	1,213
Accretion of issue costs	9	25
Loss of fair value on investment	—	22
Net financial costs	1,006	1,263